UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 5, 2024
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 960-1518
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On November 7, 2024, Affirm Holdings, Inc. (the "Company") issued a Shareholder Letter (the “Letter”) regarding its financial results for the first fiscal quarter ended September 30, 2024. A copy of the Letter is attached hereto as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.
The Letter attached hereto as Exhibit 99.1 includes certain non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are contained in the Letter and the financial tables attached thereto.
The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 5, 2024, the Board of Directors of the Company appointed Rob O’Hare as the Company’s Chief Financial Officer effective November 8, 2024. Mr. O’Hare will succeed Michael Linford, who will continue to serve as the Company’s Chief Operating Officer.
Mr. O’Hare, age 43, has served as the Company’s Senior Vice President, Finance, since August 2020, where he is responsible for financial planning, investor relations, corporate development, merchant pricing, and procurement. Prior to joining the Company, Mr. O’Hare served as Chief Financial Officer of Tile, a consumer services technology company, from February 2020 to August 2020. Prior to Tile, Mr. O’Hare served as Chief Financial Officer of Spark Networks, a social dating platform, from March 2015 to September 2019, and as GM of North America from September 2019 to January 2020. Mr. O’Hare has also held various roles at Square, Pandora, Spitfire Capital, Spectrum Equity Investors, and Thomas Weisel Partners.

Mr. O’Hare’s compensation as Chief Financial Officer includes an annual base salary of $475,000 and participation in the Company’s annual cash incentive plan with a target equal to 75% of his annual base salary. In addition, Mr. O’Hare will receive a Restricted Stock Unit (“RSU”) award with a grant date fair value of $1,250,000 and a stock option award with a grant date fair value of $1,250,000. The RSUs will vest in equal quarterly installments and the stock options will vest in equal monthly installments, each over a four-year period and subject to Mr. O’Hare’s continued service as of each vesting date. In the event of a qualifying termination of his employment, Mr. O’Hare will be eligible to receive severance benefits provided under the Company’s Officer Severance Plan, as described in Company’s proxy statement filed with the Securities and Exchange Commission on October 25, 2024.

In connection with his appointment as Chief Financial Officer, the Company will enter into its standard form of indemnification agreement with Mr. O’Hare, a form of which was filed as an exhibit to the registration statement on Form S-1 (File No. 333-250184) filed with the SEC on November 18, 2020. Other than the foregoing, there are no arrangements or understandings between Mr. O’Hare and any other persons pursuant to which he was chosen as an officer of the Company. There are no family relationships between Mr. O’Hare and any director or officer of the Company, and he has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events.
On November 5, 2024, the Board of Directors of the Company authorized the repurchase of up to $500 million in aggregate principal amount of its outstanding 0% Convertible Senior Notes due 2026 (the “2026 Notes”). This new authorization succeeds an existing $800 million repurchase authorization approved by the Company’s Board of Directors in December 2023 that will expire on December 31, 2024. Note repurchases under the new authorization may be made from time to time during the period commencing on January 1, 2025 and ending on December 31, 2025 through open market purchases, privately negotiated purchases, purchase plans under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”), or through a combination thereof. Repurchases by the Company are subject to available liquidity, general market and economic conditions, alternate uses for the capital, and other factors, and there is no minimum principal amount of 2026 Notes that the Company is obligated to repurchase.
The Company will not receive any cash proceeds from any repurchases of the 2026 Notes. In exchange for paying cash in connection with any such repurchases, the Company will receive and cancel the repurchased 2026 Notes. As of November 1, 2024, approximately $1.2 billion in principal amount of the 2026 Notes remains outstanding.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements regarding the amount and timing of the Company’s potential repurchases of the 2026 Notes. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the possibility that the Company may repurchase less than the full amount authorized by the Board of Directors; economic factors and market conditions and their impact on the timing and amount of the Company’s repurchases of the 2026 Notes; the Company’s ability to rely on the protections afforded by Rule 10b5-1 should it adopt a trading plan thereunder; and other risks and uncertainties set forth in the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 28, 2024, subsequent Quarterly Reports on Form 10-Q and any other periodic reports that the Company may file with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Shareholder Letter, dated November 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Michael Linford
Name: Michael Linford
Title: Chief Operating Officer and Chief Financial Officer

Date: November 7, 2024
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